UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2020

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01    Entry into a Material Definitive Agreement.

Third Amended and Restated Investor Rights Agreement

On January 23, 2020, Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”) entered into a Third Amended and Restated Investor Rights Agreement (“Third A&R Investor Rights Agreement”), among the Company, M III Sponsor I LLC (“M III Sponsor”), Infrastructure and Energy Alternatives, LLC (“IEA LLC”) and Oaktree Power Opportunities Fund III Delaware, L.P. (“OPOF III”). The Third A&R Investor Rights Agreement amends and restates the Investor Rights Agreement, dated as of March 26, 2018, as subsequently amended and restated, in order to, among other things:

•	reduce the size of the Company’s Board of Directors (the “Board”) from ten (10) directors to seven (7) directors;

•	amend the corporate governance rights of M III Sponsor and OPOF III, so that each of M III Sponsor and OPOF III has the right to designate a sole director to the Board, rather than two directors;

•	specify that the Company will use its reasonable best efforts to reclassify the terms of certain directors; and

•
agree that Mohsin Meghji will no longer be considered a designee of M III Sponsor and resign from the Board, and that Ian Schapiro will no longer be considered a designee of OPOF III and resign from the Board.

In connection with the Third A&R Investor Rights Agreement, the Company entered into a Waiver Agreement (the “Waiver Agreement”), between the Company and Ares Management LLC, on behalf of its affiliated funds, investment vehicles and/or managed accounts (“Ares”), dated January 23, 2020, pursuant to which Ares has agreed to designate only one director to the Board for so long as: (i) the size of the Board is comprised of seven (7) or fewer individuals, (ii) at least three (3) of the directors on the Board qualify as independent directors, (iii) Ares is entitled to appoint a director under each of the certificate of designation for the Series B-1 Preferred Stock and Series B-2 Preferred Stock, (iv) each of the stockholders of the Company (and their affiliates) with specific board designation rights as of the date of the Waiver Agreement (other than Ares and its affiliates) is entitled to appoint no more than one director to the Board, and (v) no other stockholder of the Company (other than the stockholders of the Company as of the date of the Waiver Agreement or their affiliates) is entitled to appoint any directors to the Board. If at any time the conditions set forth above are no longer met, the Waiver Agreement automatically terminates.

The description of the Third A&R Investor Rights Agreement and Waiver Agreement are qualified in their entirety by reference to the full text of the Third A&R Investor Rights Agreement and Waiver Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and incorporated in this Item 1.01 by reference.

First Amendment to Rights Offering Agreement

On January 27, 2020, the Company entered into the First Amendment to Rights Offering Agreement (the “First Amendment”), among the Company, Ares Special Situations Fund IV, L.P., ASOF Holdings I, L.P., OPOF III, IEA LLC and OT POF IEA Preferred B Aggregator, L.P. The First Amendment amends the Rights Offering Agreement, dated as of October 29, 2019, to amend certain terms and conditions of the rights offering to be conducted by the Company as provided in Annex A attached thereto.

The description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 24, 2020, Mohsin Meghji and Ian Schapiro resigned from the Board and all committees of the Board. Messrs. Meghji and Schapiro resigned as directors pursuant to the Third A&R Investor Rights Agreement, and neither Messrs. Meghji or Schapiro decided to resign as a result of any disagreement with the Company on any matter relating to the operations, internal controls, policies or practices of the Company.

Additionally, solely for the purpose of reclassifying the terms of certain Board members pursuant to the Third A&R Investors Rights Agreement, the Board accepted the resignations of Peter Jonna and of Charles Garner as members of the Board and all committees of the Board, effective January 24, 2020. Simultaneously upon the effectiveness of the resignations of Messrs. Jonna and Garner, the Board reappointed each of Messrs. Jonna and Garner to serve as Class I directors until the 2021 annual meeting of shareholders, or until his successor is elected and qualified or his earlier death, resignation, removal or retirement.

Except as described above, there are no arrangements or understandings with the Company, or any other persons, pursuant to which Messrs. Jonna or Garner was appointed as a director of the Company.

The Company has determined that neither Messrs. Jonna or Garner, nor any of their respective immediate family members, has or had (nor does any propose to have) a direct or indirect material interest in any transaction in which the Company or any of the Company’s subsidiaries was or is (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K. In addition, the Company has determined that there are no family relationships between Messrs. Jonna or Garner and any current executive officer or director of the Company.

Following the resignations and appointments described in this Item 5.02, the Board reduced the size of the Board to seven (7) directors, consisting of two (2) Class I directors (Messrs. Jonna and Garner), three (3) Class II directors (Messrs. Roehm, Montgomery and Eber), and two (2) Class III directors (Mr. Glanvill and one vacancy). Effective January 24, 2020, the Board elected Derek Glanvill to serve as Chair of the Board and appointed the following directors to serve on its committees:

Audit Committee	Compensation Committee	Nominating and Governance Committee	Bid Review Committee
Terence Montgomery (chair)	Peter Jonna (chair)	Derek Glanvill (chair)	Derek Glanvill (chair)
John Eber	Terence Montgomery	Peter Jonna	Charles Garner
Charles Garner			John Eber
Terence Montgomery

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its special meeting of shareholders (the “Special Meeting”) on January 21, 2020. A total of 14,167,874 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), representing 63.66% of the total shares of Common Stock outstanding and eligible to vote were represented in person or by valid proxies at the Special Meeting. This percentage constituted a quorum. The final results for each of the matters submitted to a vote of shareholders at the Special Meeting were as follows (capitalized terms used but not defined herein have the meaning given to such terms in the Proxy Statement for the Special Meeting, as filed with the SEC on December 9, 2019):

Proposal 1: The issuance of the Capped Second ECA Warrants was approved by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
14,053,791	93,643	20,440	--

Proposal 2: The issuance of the Capped Third ECA Securities was approved by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
14,053,791	93,708	20,375	--

Proposal 3: This proposal was deemed withdrawn on the date of the Special Meeting because the Capped 2019 Commitment Series B-3 Preferred Stock and the Capped 2019 Commitment Warrants were not issued. Therefore, no vote was taken with respect to Proposal 3 at the Special Meeting.

Proposal 4: The issuance of the Capped 2020 Commitment Series B-3 Preferred Stock and Capped 2020 Commitment Warrants was approved by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
14,049,608	97,091	21,175	--

Proposal 5: The issuance of the Capped Preferred Exchange Agreement Securities was approved by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
14,049,608	97,091	21,175	--

Proposal 6: The Rights Offering, including the issuance of Series B-3 Preferred Stock and Warrants was approved by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
14,050,288	96,411	21,175	--

Proposal 7: The issuance of Common Stock upon the conversion of shares of Series B-1 Preferred Stock was approved by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
14,050,292	96,407	21,175	--

Proposal 8: The issuance of Common Stock upon the conversion of shares of Series B-2 Preferred Stock was approved by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
14,050,288	96,411	21,175	--

Proposal 9: The issuance of Common Stock upon the conversion of shares of Series B-3 Preferred Stock was approved by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
14,050,288	96,411	21,175	--

Item 8.01    Other Events.

On January 17, 2020, the Company issued a press release providing an update regarding its previously announced rights offering, including the key dates and terms relative to the offering.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1#
Third Amended and Restated Investors Rights Agreement, dated as of January 23, 2020, by and among Infrastructure and Energy Alternatives, Inc., M III Sponsor I LLC, Infrastructure and Energy Alternatives, LLC and Oaktree Power Opportunities Fund III Delaware, L.P.

10.2
Waiver Agreement, dated as of January 23, 2020, by and among Ares Management LLC (on behalf of its affiliated funds, investment vehicles and/or managed accounts) and Infrastructure and Energy Alternatives, Inc.

10.3
First Amendment to Rights Offering Agreement, dated as of January 27, 2020, by and among Infrastructure and Energy Alternatives, Inc., Ares Special Situations Fund IV, L.P., ASOF Holdings I, L.P., Oaktree Power Opportunities Fund III Delaware, L.P., Infrastructure and Energy Alternatives, LLC and OT POF IEA Preferred B Aggregator, L.P.

99.1	Press Release dated January 17, 2020.
# The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2020

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Corporate Secretary